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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              WebTrends Corporation
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             (Exact name of registrant as specified in its charter)

                  Oregon                                      93-1123283
----------------------------------------                 -----------------------
(State of incorporation or organization)                 (I.R.S. Employer

                                                         Identification No.)

621 SW Morrison, Suite 1300, Portland Oregon 97321
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(Address of principal executive offices)  (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class            Name of each exchange on which
         to be so registered            each class is to be registered
         -------------------            ------------------------------

                 None                           Not Applicable


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:

333-69171
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Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, No Par Value
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                                (Title of class)



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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The "Description of Capital Stock" contained in the registration statement on Form S-1 (File No. 333-69171), filed by the registrant with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, is hereby incorporated by reference. The prospectus to be filed by the registrant pursuant to Rule 424(b) in connection with the aforementioned registration statement on Form S-1 shall be deemed to be incorporated by reference into this registration statement.

ITEM 2. EXHIBITS

The following documents included as Exhibits to registrant's registration statement on Form S-1 (File No. 333-69171), filed by the registrant with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, are incorporated herein by this reference:


                                                                       FORM S-1
   EXHIBIT                                                             EXHIBIT
   NUMBER                      DESCRIPTION                             NUMBER
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
      1        Second Restated Articles of Incorporation                 3.1
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      2        Second Restated Bylaws                                    3.2
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      3        Form of Common Stock Certificate                          4.2
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



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                                    SIGNATURE


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

        Date:  December 23, 1998

                                        WEBTRENDS CORPORATION


                                        By  /s/ JAMES T. RICHARDSON
                                            ------------------------------------
                                            James T. Richardson,
                                            Vice President and CFO



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